Exhibit 10.33

AMENDED AND RESTATED

ACCOUNT CONTROL AGREEMENT

AND

SECURITY AGREEMENT

December 20, 2007

GMH Communities, LP, as Pledgor

GMH Communities TRS, Inc., as Pledgor

GMH Military Housing, LLC, as Pledgor

GMH Military Housing Investments, LLC, as Pledgor

GMH/Benham Military Communities LLC, as Pledgor

GMH/Phelps Military Communities LLC, as Pledgor

GMH Military Housing - AETC Limited Partner LLC, as Pledgor

GMH Military Housing - Carlisle/Picatinny Limited Partner LLC, as Pledgor

GMH Military Housing - Bliss/WSMR Limited Partner LLC, as Pledgor

GMH Military Housing Development LLC, as Pledgor

GMH Military Housing Management LLC, as Pledgor

GMH AETC Management/Development LLC, as Pledgor

GMH Northeast Housing Design/Build LLC, as Pledgor

Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Collateral Agent

World Financial Center

North Tower, 9th Floor

250 Vesey Street

Attention: Kacie Carl

New York, NY  10281

Facsimile: (212) 669-0791

U.S. Bank Trust National Association, as Trustee

100 Wall Street, Suite 1600

New York, New York  10005

Attention:  Corporate Trust Administration

Telephone:  (212) 361-6184

Fax:  (212) 809-5459

Re:

Cash Collateral Account established by U.S. Bank Trust National Association, (“Trustee”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated - Private Client Group (“Collateral Agent”) pursuant to that certain Trust Indenture (as amended, supplemented or otherwise modified from time to time), the (“Trust Indenture”), dated May 7, 2007, between the Trustee and GMH Communities, LP.

Ladies and Gentlemen:

GMH Communities, LP has entered into a Note Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) dated May 7, 2007 pursuant to which Merrill Lynch agreed to purchase the Notes, Series 2007 (the “Notes”), in the aggregate principal amount of up to $100,000,000.  Pledgors, Trustee, and Collateral Agent previously entered into that certain Account Control Agreement and Security Agreement dated May 5, 2007.  The Notes will be issued and secured under the provisions of the Trust Indenture.  As a requirement of such transactions and pursuant to the Trust Indenture and the Pledge and Security Agreement dated May 7, 2007 by and between the Pledgors and the Trustee (the “Pledge Agreement”), each Pledgor has agreed to pledge certain collateral to the Trustee.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Trust Indenture.

The Pledgors have established three or more collateral accounts (collectively, the “Collateral Account”) with the Collateral Agent, which Collateral Accounts are more specifically identified on Exhibit A, which the Collateral Agent maintains in the names of the Pledgors as the Collateral Agent’s customers.  Each Pledgor grants below to Trustee a security interest in everything deposited by each Pledgor in the Collateral Account.

As security for the full and punctual payment and performance of all Obligations under the Trust Indenture, the Pledge Agreement and the Notes, the Pledgors hereby grant, pledge, hypothecate, transfer and assign to Trustee a first priority and continuing lien on and first priority security interest in everything deposited in the Collateral Account, including, without limitation, all cash, all instruments submitted for deposit and all received wire transfers to be deposited in the Collateral Account.  The Pledgors also agree that the terms of the Pledge Agreement and all rights and remedies of the Trustee thereunder, including without limitation, sections 6 and 7, are hereby incorporated herein by this reference as if fully stated herein.  This Agreement shall also constitute a control agreement perfecting the Trustee’s security interest in the Collateral Account.

Pledgor and Trustee acknowledge that the following assets (each an “Excluded Asset” and collectively, “Excluded Assets”) are not covered by this Agreement even if shown, for information purposes, on a periodic account statement for the Collateral Account, because Collateral Agent is not the legal custodian of such assets:  money market deposit account (MMDA) balances, shares of the Merrill Lynch Institutional Funds (unless Collateral Agent is the legal custodian of such shares), non-listed limited partnership interests, annuities and life insurance contracts, and precious metals.  Collateral Agent will not be responsible for assuring that any of the Excluded Assets are not acquired with assets from the Collateral Account.  Each Pledgor agrees and warrants that it shall not direct or other wise instruct the Collateral Agent to acquire any Excluded Assets with assets from the Collateral Account.

Until Trustee delivers to Collateral Agent a notice that a default or an event of default has occurred and is continuing under the Trust Indenture (a “Notice of Event of Default”) pursuant to this Agreement, Collateral Agent may comply with any trading instructions from Pledgors named below without further consent by Trustee, Pledgors will have full authority to give instructions with respect to assets in the Collateral Account in regard to voting and other rights, and Pledgors will have full authority to withdraw principal and income from the Collateral Account up to and including the entire value of the Account by checks, Visa, wire transfer, or otherwise without the consent of Trustee. Trustee may revoke Pledgors’ authority to trade and to withdraw principal and income from the Collateral Account by delivering a Notice of Event of Default to Collateral Agent in the manner described in accordance with this Agreement.

Trustee may at any time deliver to Collateral Agent a Notice of Event of Default, substantially in the form of Exhibit B, in the manner set forth in this Agreement.  Delivery of the Notice of Event of Default will be complete at 11:59 PM Eastern Standard Time on the second business day after all of the following have occurred:  (a) an original copy of the Notice of Event of Default has been sent by reputable overnight delivery service, or has been hand delivered, to the Merrill Lynch office servicing the Collateral Account at the address indicated on the most recent Collateral Account statement as of the time of the delivery of the Notice of Event of Default, and (b) separate copies of the Notice of Event of Default have been faxed to the attention of the (i) Merrill Lynch  Branch Business Manager, (ii) Financial Advisor servicing the Collateral Account, (iii) Client Associate servicing the Collateral Account, (iv) Merrill Lynch Branch Managing Director, (v) Merrill Lynch Branch Client Relationship Manager, and (vi) Merrill Lynch Branch Administrative Manager, at the fax numbers shown on Exhibit B, or at such other fax numbers as Collateral Agent may from time to time provide to Trustee, with receipt of at least two of those faxes confirmed by Trustee by telephone call to the addressee of the fax.  Upon completion of delivery of the Notice of Event of Default in the above manner, Collateral Agent will cease complying with trading instructions from or on behalf of Pledgors with respect to the Collateral Account, and shall in no event (a) transfer funds from the Collateral Account to any Pledgor or any other person other than pursuant to Trustee’s direction, (b) act on the instruction of any Pledgor or any other person other than Trustee or (c) cause or permit withdrawals from the Collateral Account in any manner not approved by Trustee in writing. Collateral Agent shall have the right to restrict Pledgors’ access to the Collateral Account upon receipt of a Notice of Event of Default even if Delivery of all such notices is not completed as described above.

Collateral Agent will not stop payment on any checks as a result of the delivery of a Notice of Default as described above unless specifically directed to do so in writing by the Trustee.

Upon a Notice of Event of Default, the Trustee shall have the right to withdraw and apply funds from the Collateral Account to any outstanding obligations of each and every Pledgor under the Trust Indenture. Collateral Agent shall have no duty or responsibility to verify that instructions received from the Trustee are authorized pursuant to terms of any agreement between Pledgor and Trustee. Until receipt of a Notice of an Event of Default, the Trustee shall not be permitted to withdraw funds or cause funds to be transferred from the Collateral Account without each Pledgor’s approval.

The Collateral Agent hereby waives any right that the Collateral Agent may now or hereafter have to a security interest, bank’s or other possessory liens, rights to offset or other claims against the funds in the Collateral Account.

In addition, the Collateral Agent acknowledges that (a) each Pledgor has granted to Trustee a security interest in all of such Pledgor’s right, title and interest in and to any funds from time to time on deposit in the Collateral Account with respect to cash collateral pledged to Trustee under the Pledge Agreement, (b) that such funds are received by the Collateral Agent in trust for the benefit of Trustee and, except as provided below, are for application against the Pledgors’ obligations to Trustee, and (c) that upon receipt of a Notice of Event of Default, the Collateral Agent shall comply with Trustee’s instructions regarding the disposition of funds in the

Collateral Account in accordance with Trustee’s instructions, without the consent of any Pledgor until the Collateral Agent receives notice from Trustee that it has released its lien on the Collateral Account and all funds deposited therein.

All bank statements in respect to the Collateral Account shall be sent to Trustee at:

U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York 10005
Attention: Corporate Trust Administration
Telephone: (212) 361-6184
Fax: (212) 809-5459

with copies to the Pledgors at:

10 Campus Boulevard
Newtown Square, PA 19073
Attention: Joseph M. Macchione

This collateral account agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the parties hereto agree that the purposes hereof New York shall be the Collateral Agent’s jurisdiction for purposes of Article 9 of the UCC.

Kindly acknowledge your agreement with the terms of this agreement by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas E. Tabor
Print Name: Thomas E. Tabor
Title: Vice President

[Signature Page - Amended and Stated Account Control and Security Agreement - Trustee]

Agreed and acknowledged:

MERRILL LYNCH
PIERCE, FENNER & SMITH INCORPORATED –
Private Client Group

By:	/s/ Stephen Streeter
Print Name: Stephen Streeter
Title: VP

[Signature Page - Amended and Stated Account Control and Security Agreement - Merrill]

Agreed and acknowledged:

GMH COMMUNITIES, LP, a Delaware Limited
Partnership

By: GMH COMMUNITIES GP TRUST
a Delaware Statutory Trust, its General Partner

By:	/s/ J. Patrick O’Grady
Print Name: J. Patrick O’Grady
Title: Vice President

GMH COMMUNITIES TRS, INC., a Delaware
Corporation

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING, LLC, a Delaware
Limited Liability Company

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING INVESTMENTS LLC,
a Delaware Limited Liability Company

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH/BENHAM MILITARY COMMUNITIES LLC, a
Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS
LLC, a Delaware Limited Liability Company, its
Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH/PHELPS MILITARY COMMUNITIES LLC, a
Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS
LLC, a Delaware Limited Liability Company, its
Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING – AETC LIMITED
PARTNER LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING – CARLISLE/PICATINNY
LIMITED PARTNER LLC, a Delaware Limited Liability
Company

By: GMH MILITARY HOUSING INVESTMENTS
LLC, a Delaware Limited Liability Company, its
Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING – BLISS/WSMR
LIMITED PARTNER LLC, a Delaware Limited Liability
Company, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS
LLC, a Delaware Limited Liability Company, its
Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH AETC MANAGEMENT/DEVELOPMENT LLC, a
Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS
LLC, a Delaware Limited Liability Company, its
Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH NORTHEAST HOUSING DESIGN/BUILD LLC,
a Delaware Limited Liability Company

By: GMH MILITARY HOUSING, LLC, a Delaware
Limited Liability Company, its Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING MANAGEMENT LLC,
a Delaware Limited Liability Company

By: GMH MILITARY HOUSING, LLC, a Delaware
Limited Liability Company, its Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP

GMH MILITARY HOUSING DEVELOPMENT LLC,
a Delaware Limited Liability Company

By: GMH MILITARY HOUSING, LLC, a Delaware
Limited Liability Company, its Manager

By:	/s/ Leslie S. Cohn
Print Name: Leslie S. Cohn
Title: Assistant VP